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                                                                   Exhibit 99.1

(SFX-BROADCASTING)(SFXBA) SFX Broadcasting completes acquisition of 4 Pittsburgh stations from Secret Communications

         NEW YORK---June 5, 1997--SFX Broadcasting, Inc. (NASDAQ: SFXBA) today announced that it has completed its acquisition of WDVE-FM, WXDX-FM, WJJJ-FM and WDSY-FM serving the Pittsburgh market. This transaction represents the second and final part of SFX' acquisition of radio stations in the Indianapolis and Pittsburgh markets from Secret Communications. WDSY-FM is currently under contract to be swapped for radio station WRFX-FM in Charlotte from EZ Communications.

         Commenting on the transaction, Robert F.X. Sillerman, Executive Chairman of SFX Broadcasting, Inc., said, "We are very excited about the addition of this powerful station group in Pittsburgh, which together with stations WVTY-FM and WTAE-AM to be acquired from Hearst Broadcasting Group, will represent the number one revenue ranked group in that market. We continue our acquisition strategy of acquiring successful properties, notably with WDVE holding the number one ranking in its target demographics of adults 25-54 and number two in revenue share. We believe that we will be able to bring about significant revenue and margin enhancements at all of these stations and we eagerly anticipate realizing the benefits of such a strong presence in this dynamic market."

         Pittsburgh is the nations's twentieth ranking market. WDVE-FM has a rock format, WXDX-FM plays alternative music, and WJJJ-FM has a smooth jazz format.

         With the anticipated consummation of all previously announced transactions, SFX will own and operate or provide services to 72 stations in 20 markets and will own, operate through long-term leases, or have exclusive contracts with 20 concert venues in 5 states.

Dallas, TX                 Hartford, CT             Albany, NY
         KTXQ-FM                    WHCN-FM                  WGNA-FM
         KRRW-FM                    WMRQ-FM                  WPYX-FM
Houston, TX                         WKSS-FM                  WTRY-FM
         KKRW-FM                    WWYZ-FM                  WGNA-AM
         KODA-FM                    WPOP-AM                  WTRY-AM
         KQUE-AM           Greensboro, NC           Greenville-Spartanburg, SC
         KKPN-FM                    WMAG-FM                  WMYI-FM
San Diego, CA                       WHSL-FM                  WSSL-FM
         KPLN-FM                    WTCK-AM                  WROQ-FM
         KYXY-FM                    WMFR-AM                  WGVL-AM
Pittsburgh, PA             Nashville, TN                     WESC-FM(c)
         WDVE-FM                    WSIX-FM                  WESC-AM(c)
         WXDX-FM                    WRVW-FM                  WTPT-FM(c)
         WJJJ-FM           Raleigh-Durham,          Tucson, AZ
         WVTY-FM(c)                 WRSN-FM                  KWFM-FM
         WTAE-AM(c)                 WTRG-FM                  KRQQ-FM

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Milwaukee, WI                       WDCG-FM                  KNST-AM
         WLTQ-FM(c)                 WRDU-FM                  KCEE-AM
         WISN-AM(c)        Jacksonville, FL         Springfield/Northampton, MA
Providence, RI                      WFYV-FM(b)               WHMP-FM
         WSNE-FM                    WAPE-FM(b)               WPKX-FM
         WHJY-FM                    WKQL-FM                  WHMP-AM
         WHJJ-AM                    WIVY-FM         Witchita, KS
Indianapolis, IN                    WOKV-AM                  KNSS-AM
         WFBQ-FM                    WBWL-AM         New Haven, CT
         WRZX-FM           Richmond, VA                      WPLR-FM
         WNDE-AM                    WMXB-FM                  WYBC-FM(a)
Charlotte, NC                       WVGO-FM(c)
         WRFX-FM(c)                 WLEE-FM(c)
         WLYT-FM                    WKHK-FM(c)
         WTDR-FM                    WBZU-FM(c)

(a)       Joint Selling Agreement (JSA)
(b)       Local Marketing Agreement (LMA) with a contract to acquire
(c)       Under contract to be acquired

Under contract to be sold or swapped by SFX are WHFM-FM, WBAB-FM, WBLI-FM and WGBB-AM in Long Island; WDSY-FM in Pittsburgh; KOLL-FM in Little Rock; WGNE-FM in Daytona Beach; KRZZ-FM and KKRD-FM in Wichita; WKTF-FM, WMSI-FM, WSTZ-FM, WJDX-FM, WJDS-AM and WZRX-AM in Jackson, MS; and WKNN-FM and WMJY-FM in Biloxi, MS.

CONTACT:      SFX Broadcasting, Inc.
              Timothy J. Klahs
              Director, Investor Relations
              (212) 407-9126

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